Amounts receivable (Tables)	3 Months Ended
Nov. 30, 2022
Amounts Receivable
Schedule of Summary of Receivables

	November 30, 2022	August 31, 2022

Receivable from precious metal sales	$1,515	$-
Sales tax receivable(1)	5,044	4,359
Prepaid gold purchase receivable (Note 9)	-	2,500
Other	41	40
	6,600	6,899
Less: Long-term portion	(4,976)	(4,359)
Total amounts receivable	$1,624	$2,540

(1)	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against taxes due to the Tanzania Revenue Authority (“TRA”). VAT which still need to be verified by the TRA have been classified as long-term assets as the Company does not expect to recover these amounts within the next 12 months.